SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Capital One Financial Corporation
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CAPITAL ONE FINANCIAL CORPORATION	Meeting Information Meeting Type: Annual For holders as of: 02/23/09 Date: 04/23/09 Time: 10:00 a.m. Location: Corporate Headquarters 1680 Capital One Drive McLean,VA 22102
CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491

You are receiving this communication because you hold Capital One shares.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT               ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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1) BY INTERNET:        www.proxyvote.com
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* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/09/09.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: A valid picture identification and proof of stock ownership as of the record date must be presented in order to attend the meeting. If you hold Capital One stock through a broker, bank, trust, or other nominee, you must bring a copy of a statement reflecting your stock ownership as of the record date. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

1.	Election of Directors:

The Board recommends a vote “FOR” the election of the following director nominees

	1a.	Richard D. Fairbank

	1b.	E.R. Campbell

	1c.	Bradford H. Warner

	1d.	Stanley Westreich

2.	Ratification of selection of Ernst & Young LLP as independent auditors of the Corporation for 2009. (The Board recommends a vote “FOR” this proposal)

3.	Approval and Adoption of Capital One’s Second Amended and Restated 2004 Stock Incentive Plan. (The Board recommends a vote “FOR” this proposal)

4.	Advisory approval of Capital One’s named executive officer compensation. (The Board recommends a vote “FOR” this proposal)